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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  _____________

                                    Form 8-K
                                  _____________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):   August 4, 2005
                                                            --------------------




                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                   1-14896                     11-3027591
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)              Identification No.)



               445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (212) 829-5700



                                       N/A
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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
ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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             On August 4, 2005, the Registrant and David C. Kahn entered into an agreement (the "Agreement") pursuant to which Mr. Kahn agreed to continue to serve as Chief Financial Officer of the Registrant through December 31, 2006. In consideration for his services, Mr. Kahn will be compensated at the rate of $6,000 per month for the period through December 31, 2005 and $6,300 per month for the year ended December 31, 2006. Mr. Kahn was also issued a ten year option (the "Option") to purchase 75,000 shares of the Registrant's common stock at an exercise price of $.80 per share. The option vested 30,000 shares on the date of grant and the balance of the shares (45,000) will vest on a quarterly basis in equal amounts of 7,500 shares beginning September 30, 2005 through December 31, 2006. Upon a "Change in Control" (as defined) all of the unvested shares underlying the Option shall become 100% vested and immediately exercisable.

             The Agreement further provides that the Registrant may terminate the Agreement at any time for any reason. In the event Mr. Kahn's services are terminated without "Good Cause" (as defined), he will be entitled to accelerated vesting of all unvested shares underlying the Option and the lesser of six months base monthly compensation or the remaining balance of the monthly compensation payable through December 31, 2006.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
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(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

           10.1 Agreement, dated August 4, 2005, between the Registrant and David C. Kahn.
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                                    SIGNATURE
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             Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  NETWORK-1 SECURITY SOLUTIONS, INC.




Dated:  August 9, 2005            By:  /s/ Corey M. Horowitz
                                       -----------------------------------------
                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer

Exhibit No.       Description
-----------       -----------

10.1              Agreement, dated August 4, 2005, between the Registrant and
                  David C. Kahn.